UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 5, 2023

Global Business Travel Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-39576	98-0598290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

666 3rd Avenue, 4th Floor

New York, New York 10017
(Address of principal executive offices) (Zip Code)

(480) 909-1740
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	GBTG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2023, American Express Global Business Travel, operated by Global Business Travel Group, Inc. (the “Company”), appointed Andrew Crawley, the Company’s Chief Commercial Officer, to the office of President, effective immediately. As President, Mr. Crawley will continue to report to Paul Abbott, the Company’s Chief Executive Officer.

Mr. Crawley served as the Company’s Chief Commercial Officer from April 2020 through January 2023. Mr. Crawley is also a non-executive director of Travelopia, a KKR portfolio company. Previously, Mr. Crawley served as CEO and Chairman of the board of directors of International Airlines Group (“IAG”) Loyalty. In addition, Mr. Crawley was a member of the IAG Management Committee from January 2016 to March 2020. Prior to joining IAG Loyalty, Mr. Crawley served as CEO of IAG Cargo. Prior to joining IAG Cargo, Mr. Crawley served as Chief Commercial Officer and Executive Board Member at British Airways plc (“British Airways”). Mr. Crawley also served as Chairman of British Airways Holidays, Chairman of OpenSkies (British Airways’ wholly-owned French airline subsidiary) and a board member of Avios Group Ltd. Mr. Crawley started his travel career in British Airways in 1992 and worked in a variety of sales, marketing and operational roles in the UK, Europe and Asia, ultimately serving on the board of the company. Prior to joining British Airways, Mr. Crawley spent two years in advertising. Mr. Crawley received his BSc degree from London University (QMC). Mr. Crawley also completed the Advanced Management Program at Harvard Business School.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Business Travel Group, Inc.

By:	/s/ Eric J. Bock
Name: Eric J. Bock
Title: Chief Legal Officer, Global Head of M&A and Compliance and Corporate Secretary

Date: January 5, 2023